SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 2, 2003

COMMUNITY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Virginia	0-18265	54-1532044
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

38 North Central Avenue, Staunton, Virginia	24401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 886-0796

N/A

(Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits

         (c) Exhibits:

                     99.1 Press Release dated May 2, 2003.

ITEM 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

              On May 2, 2003, the Registrant issued its earnings release for the quarterly period ended March 31, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

              This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FINANCIAL CORPORATION
Date: May 2, 2003	By: /s/ R. Jerry Giles R. Jerry Giles Senior Vice President and Chief Financial Officer (Duly Authorized Officer)
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 2, 2003